Inventories (Tables)	12 Months Ended
Dec. 31, 2017
Inventory Disclosure [Abstract]
Effect of inventory valuation method
The following presents the effect on inventories, net income and net income per common share had the Company used the first-in, first-out (FIFO) inventory valuation method adjusted for income taxes at the statutory rate in effect at each reporting date and assuming no other adjustments. Management believes that the use of LIFO results in a better matching of costs and revenues. This information is presented to enable the reader to make comparisons with companies using the FIFO method of inventory valuation. The decrease in percentage of total inventories on LIFO in 2017 was due to the Acquisition which only carried approximately 40 percent of its inventory on the LIFO method.

	2017	2016	2015
Percentage of total inventories on LIFO	66%	79%	78%
Excess of FIFO over LIFO	$286,961	$253,353	$251,060
(Decrease) increase in net income due to LIFO	(20,669)	(1,421)	49,658
(Decrease) increase in net income per common share due to LIFO	(.22)	(.02)	.53